UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT                                                                                                                 August 22, 2012

(DATE OF EARLIEST EVENT REPORTED)                                                                    August 16, 2012

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2800

Houston, Texas 77046

(Address of principal executive office)

(866) 913-2122

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On August 16, 2012, the Registrant issued a press release announcing the formation of the Joint Venture and the acquisition of PL Midstream. A copy of the press release is attached hereto as Exhibit 99.1 to this Report.

On August 19, 2012, the Registrant also issued a press release announcing that Gulf South Pipeline Company, LP, an indirect, wholly-owned subsidiary of the Registrant, has received binding commitments for its Southeast Market Expansion. A copy of the press release is attached hereto as Exhibit 99.2 to this Report.

The information under Item 7.01 and in Exhibits 99.1 and 99.2 in this Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and in Exhibits 99.1 and 99.2 in this Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On August 16, 2012, Boardwalk Pipelines, LP (Boardwalk Pipelines), a wholly-owned subsidiary of Boardwalk Pipeline Partners, LP (Registrant), and Boardwalk Pipelines Holding Corp. (BPHC), an affiliate of the Registrant's general partner, entered into a limited liability company agreement to form a joint venture, Boardwalk Acquisition Company, LLC (Joint Venture). Boardwalk Pipelines will own 33% and contribute $132.0 million of the Joint Venture's equity interests and BPHC will own 67% and contribute $268.0 million. The Joint Venture has entered into a definitive agreement to purchase PL Midstream LLC from PL Logisitics LLC for $625.0 million in cash, subject to customary purchase price adjustments. The Registrant has guaranteed the payment of the purchase price under the purchase agreement, and BPHC has agreed to indemnify the Registrant for its proportionate share of any payment made in respect of such guarantee. The acquisition is expected to close in late September or early October 2012, subject to customary closing conditions, including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. A copy of the limited liability company agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K (Report).

Cautionary Statement Regarding Forward-Looking Statements

Investors are cautioned that certain statements contained in this Report, as well as some statements in periodic press releases and some oral statements made by officials of the Registrant and its affiliates during presentations about the Registrant, are “forward-looking.” Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will likely result,” and similar expressions. In addition, any statement made by management of the Registrant concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions by the Registrant or its subsidiaries, are also forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
10.1	Limited Liability Company Agreement of Boardwalk Acquisition Company, LLC
99.1	Boardwalk Pipeline Partners, LP, News Release, issued August 16, 2012, providing information on the acquisition of PL Midstream LLC.
99.2	Boardwalk Pipeline Partners, LP, News Release, issued August 19, 2012, providing information on the Registrant's Southeast Market Expansion Projects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP
By: BOARDWALK GP, LP,
its general partner
By: BOARDWALK GP, LLC,
its general partner
By: /s/ Jamie L. Buskill
Jamie L. Buskill
Senior Vice President, Chief Financial and Administrative Officer

Dated: August 22, 2012